UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

1ST NET TECHNOLOGIES, INC.

(Name of Registrant as specified in its charter)

1869 W. Littleton Boulevard Littleton, Colorado 80120

Colorado

(State of incorporation)

33-0756798

(IRS Employer Identification #)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

[ X ]		Filed by the Registrant
[	]	Filed by a Party other than the Registrant

[ X ]		Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to Rule 14a-12

[ X ]		No fee required
[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies: Aggregate amount: Proposed price per unit: Proposed maximum aggregate value: Total fee paid:

[	]	Fee previously paid with preliminary materials.
[	]	Part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously is identified. Identification of the previous filing is by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid: Form, Schedule or Registration Statement No.: Filing Party: Date Filed:

1ST NET TECHNOLOGIES, INC. 1869 W. Littleton Boulevard Littleton, Colorado 80120

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON October 5, 2004

___________________________

TO OUR SHAREHOLDERS:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of 1st Net Technologies, Inc. will be held at the Company’s principal executive offices, 1869 W. Littleton Boulevard, Littleton, Colorado 80120, on October 5, 2004 at 10:00 a.m., local time, for the purpose set forth in this Notice. A Proxy Card and a Proxy Statement for the meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of six (6) directors to our Board of Directors, to serve until resignation or removal from office, or until respective successor(s) are elected and qualified;
2.	Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to six (6).
3.	Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000)
4.	Approval of the reorganization of VOS Systems, Inc., a California corporation, into 1st Net Technologies, Inc., a public Colorado corporation;
5.	Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on August 17, 2004 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully. You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors
James H. Watson, Jr.
President and Chief Executive Officer

Littleton, Colorado
September 2, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON October 5, 2004

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of 1st Net Technologies, Inc. (the "Company) for use at the Annual Meeting of Shareholders of the Company, to be held at:

     1st NET TECHNOLOGIES, INC. 1869 W. Littleton Boulevard Littleton, Colorado 80120 on October 5, 2004, at 10:00 a.m., local time,

for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us",”our”, "we" or "the Company" refer to 1st Net Technologies, Inc. and its predecessor. Shareholders of record at the close of business on August 17, 2004 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Proxy materials will be mailed to shareholders of record on or about September 2, 2004.

Shareholder of Record: Shares Registered in Your Name

If on August 17, 2004 your shares were registered in your name with 1st Net Technologies, Inc.’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you intend to attend the meeting, you are encouraged to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 17, 2004 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company by written request, or contact their broker, as applicable; to request single or multiple proxy statement and annual report delivery, as may be desired.

Cost of Solicitation of Proxies

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally or by telegraph or telephone, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were 6,395,357 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if a valid proxy vote is submitted or you vote at the meeting. Abstentions and non-votes will be counted towards the quorum.

Proposal Approval Requirements

Shareholders may vote “For” each nominee for director or abstain from voting for any nominee. For each of the other matters, shareholders may vote “For” or “Against” or abstain from voting.

Proposal One – Election of Directors

Each nominee must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Two – Increasing the Board of Directors

The required amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Three – Increasing the Common Shares

Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000) must be approved by an affirmative vote of a majority of the outstanding and issued entitled to vote at the meeting.

Proposal Four – Approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc.

Approval of the reorganization by and between VOS Systems, Inc. and 1st Net Technologies, Inc., including the required share issuances, requires an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Five – Approval of any matters which may properly come before the Meeting, or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Meeting at this time.

Vote Counting

Votes will be counted by the inspector appointed for the meeting, who will separately count “For”, “Against”, abstentions and non-votes. Abstentions and non-votes will not be counted towards the vote total for any proposal except Proposal Two, which will have the same effect as an “Against” vote.

Voting Results

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-QSB subsequent to the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (1) “FOR” the election of each of the six (6) persons named in this Proxy Statement as Management's nominees for election to our Board of Directors;(2) “FOR” Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to six (6); (3) “FOR” Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000); (4) "FOR" approval of the reorganization by and between VOS Systems, Inc. and 1st Net Technologies, Inc.; (5) "FOR" the transaction of any other business to come before the Meeting, in the discretion of the holders of such Proxies

RELATED MATERIALS

The Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003 is available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Annual Report may obtain a copy by writing to us. The Annual Report is not to be treated as part of the proxy solicitation material, or as having been incorporated by reference.

SHAREHOLDER PROPOSALS

According to Rule l4a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our next Annual Meeting must be received by us not later than March 31, 2005.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

     PROPOSAL ONE ELECTION OF DIRECTORS

1st Net Technologies, Inc.’s Board of Directors currently consists of three directors of which one place is vacant. There are six nominees for director this year and the nominees serve as directors of VOS Systems, Inc. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director’s death, resignation or removal.

The nominees for the Board of Directors are as follows:

Allan J. Ligi, age 44, President, Chief Executive Officer and a Director of VOS Systems, Inc.

Allan J. Ligi, co-founder of VOS Systems, in charge of marketing, management, and finance. Mr. Ligi has significant technology-related management experience having previously managed at Rockwell’s Rocketdyne Plant in Canoga Park, California. He was directly involved in the SSME (Space Shuttle Main Engine) manufacturing sector. Mr. Ligi holds a Bachelor of Science Degree in Business Administration with advanced studies in marketing and engineering. He is a graduate of numerous business training programs in management, sales, and marketing.

Mr. Ligi has been involved in the daily operations of all aspects of VOS Systems, Inc. and responsible for strategic development, with major emphasis on directing the marketing, management, and financial efforts. These include coordinating efforts with sales and marketing teams in developing product image, facilitating placement and distribution, working with the accounting group in financial forecasting, raising capital, tracking use of company funds, and establishing and maintaining management controls on operations with regards to productivity and profitability.

Richard B. Matulich, age 40, Chief Operations Officer and a Director of VOS Systems, Inc.

Richard B. Matulich, co-founder of VOS Systems, in charge of product research and development, manufacturing, and quality control. Mr. Matulich has successfully developed, operated, and sold for profit various businesses since 1980. As Regional Manager with W.R. Grace Corporation, Mr. Matulich managed over 120 employees and was responsible for production, purchasing, sales, budgeting, and profitability. Mr. Matulich has strong financial and statistical experience ensuring accurate forecasting and utilization analysis, including thorough knowledge of spreadsheets and business modeling. Most recently, Mr. Matulich was an independent computer consultant specializing in network design and administration. He has proficient experience in system analysis, design, implementation, and problem solving and is familiar with a wide variety of computer hardware, operating systems, and languages (e.g., IBM mainframe JCL, DOS, OS/2, Windows 95, C, C++, assembler, HTML, dBase III Novell, and Windows NT). Moreover, Mr. Matulich has experience with communications systems design, programming, and support for asynchronous, binary synchronous, TCP/IP, Ethernet and token-ring LAN, and various nonstandard protocols. In addition to these skills, he has worked in Internet and World-Wide Web (WWW) design and implementation, including Common Gateway Interface (CGI) scripts.

Mr. Matulich has attended the University of California Davis where he was a graduate of several businesses, management, and manufacturing programs. He brings with him experience in offshore manufacturing and extensive computer hardware and software knowledge as well as a diverse component electronics background. Interfacing with development engineers, Mr. Matulich brings product conceptualization to actual product development. He continues has been instrumental in advancing and expanding the VOS product lines.

Mr. Matulich has overseen all aspects of the day-to-day operations of VOS Systems, Inc., with responsibility for all operational activities for product management and development including designs, engineering, implementation, and deployment. Also, coordinating overseas manufacturing, quality control systems, and delivery schedules as well as maintaining operational policies and inventory strategy. Specific responsibilities included staffing, project budget management, scheduling, status reporting, and risk management. Responsibilities in product development included strategy for product development (methodology and architectures), preliminary designs, alternative evaluations, detailed design, technology assessments, and the functional specifications of the products.

     PROPOSAL ONE ELECTION OF DIRECTORS

(continuation)

Dennis LaVorgna, age 51, Chief Financial Officer and a Director of VOS Systems, Inc.

Dennis LaVorgna, CPA, age 49, is the Company’s CFO and has been since the company’s inception. Mr. LaVorgna has been instrumental in setting up the financial operations of the Company and continues to be an integral part of the evolution of the company’s financial structure. Mr. LaVorgna graduated from Cleveland State University in 1974. After college he was employed by the international headquarters of Earnst & Earnst, CPA’s where he gained experience as an auditor with both publicly traded and start up companies. He moved to San Diego in 1984 where he was employed by Jassoy, Graff & Douglas, CPA’s where his experience was utilized to create the firm’s business evaluation and litigation support department until 1989. He then took a position as the CFO of Pathology Medical Labs from 1990 until 1995. Presently Mr. LaVorgna is the President of LaVorgna and Associates, a full service accounting firm in San Diego.

Donald A. Nunn, age 54, Corporate Secretary, Legal Counsel and a Director of VOS Systems, Inc.

Donald A. Nunn, co-founder has been involved since the inception of VOS Systems, Inc. and served as legal counsel and a Board Member. Mr. Nunn graduated from the University of California Santa Barbara in 1969. He received his law degree from the University of San Diego in 1972. Mr. Nunn has served as pro-tem judge with the San Diego Superior Court judicial system from 1977-1982. He was president of the Poway Chamber of Commerce in 1987-1988. He is the principal of Donald A. Nunn, Professional Law Corporation specializing in Civil and Business Law since 1972.

Mr. Nunn has been responsible for the management and direction of all legal matters for VOS Systems Inc. Responsibilities including legal drafts, negotiations, and distribution of legal materials, development and maintenance of transactions involving all aspects of VOS Systems technology development, operations and services, management of intellectual property protection and prosecution of patents, trademarks, copyrights and trade secrets. Advisement and resolution of other general counsel type issues as needed

Arnold C. Ligi, age 69, service as a Director of VOS Systems, Inc.

Arnold C. Ligi has been a Director of VOS Systems, Inc. since its incorporation in November 1999. Mr. Ligi has served as an advisor and financial supporter to the Company since its inception in 1995. Mr. Ligi is a successful business entrepreneur, who has owned several businesses in the building and construction industry. He has over 40 years experience in the building trades having run several large general contracting companies from 1966-1990. In 1990 Mr. Ligi entered into the trade educational system by providing his expertise in Governmental Supported Programs for Youth Groups (JOB CORE). He held his tenure at the Job Core Program until 1996.

Brian Bussanich, age 48, service as a Director of VOS Systems, Inc.

Dr. Brian Bussanich has had a distinguished career in numerous multi-disciplined industries where he serves as a consultant and/or director of corporate development strategies and activities. Having both a national and international business presence, Dr. Bussanich has coordinated various growth strategies including expansions, IPO’s, raising venture capital and private funding, and advising companies on internal growth and improvements. He is the founder of Pacific Rehab and Sports Medicine, Inc. and grew the company to public status in 1994. His contacts with investment banking and experience with operating both private and public companies is invaluable to management.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of such certain Director to office. Our Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” the election of the nominees.

PROPOSAL TWO

AMENDING THE BYLAWS AND OR ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF BOARD POSITIONS TO SIX (6)

Management requests shareholder approval of Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to six (6).

PROPOSAL THREE

AMENDING THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON
SHARES AUTHORIZED TO NINETY MILLION (90,000,000).

Management requests shareholder approval of Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000)

PROPOSAL FOUR

APPROVAL OF THE REORGANIZATION OF VOS SYSTEMS, INC. AND 1ST TECHNOLOGIES, INC.

Management requests shareholder approval of the reorganization by and between 1st Net Technologies, Inc., a public Colorado corporation, and VOS Systems, Inc., a private California corporation. Upon completion of the reorganization agreement, 1st Net Technologies, Inc. will acquire 100% ownership of VOS Systems, Inc. The shareholders of VOS Systems, Inc. will be required to exchange each of their common shared for three common shares of 1st Net Technologies, Inc. 1st Net Technologies, Inc. had, prior to August 2001, primarily been in the Internet commerce and services business since its inception in 1997. The company’s principal business operations had been in the State of California. In August 2001, 1st Net Technologies Board of Directors decided to suspend its California operations and, subsequently, moved the company’s headquarters to Colorado, its original state of incorporation. With the closing of its California operations, 1st Net Technologies maintained no business operations, other then to manage its remaining assets and liabilities. Since August 2001, 1st Net Technologies, Inc. has been a “shell” company in search of a reorganization candidate.

VOS Systems, Inc., established in 1995 and incorporated in California in November 1999, is a California corporation based in Poway, California. VOS is an acronym for Voice Operated Switching. VOS Systems, Inc. is a development stage technology company involved in the design, development, manufacturing, and marketing of consumer electronic products, platforms and services designed to give people voice command over their living environments.

The core business of VOS Systems Inc. is based on its patented application of embedded processor speech recognition as it applies to use in a variety of products developed and yet to be developed. The Company’s first approved patent #6,188,986 B1 "Voice Activated Switch Method and Apparatus" covers the use of embedded processor speech recognition in a device that produces control signals in response to voice commands. This device is self-contained and requires no additional software or hardware. The device acts as a control interface between utility power and connected electrical devices by connecting, controlling or disconnecting power to the electrical devices based on voice commands.

Upon completion of the reorganization agreement by and between 1st Net Technologies, Inc. and VOS Systems, Inc., the strategic direction and business plans of VOS Systems, Inc. will be adopted. Such strategies and plans are expected to include new product development, the enhancement of existing technologies, and the definition of specific applications for such products and technologies, and the expansion of business-to-business (wholesale) applications.

Management believes the reorganization by and between 1st Net Technologies, Inc. and VOS Systems, Inc. brings value to the shareholders, and presents a viable business direction to establish and grow revenues for the company.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc., unless shareholders specifically indicate in their Proxies that they desire to vote otherwise or abstain from voting. Approval requires an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc.

VOTING SECURITIES, PRINCIPAL HOLDERS

The holders of our $0.001 par value common stock have the exclusive voting rights at this Annual Meeting, with each share entitled to one vote. Only shareholders of record at the close of business on July 12, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of June 30, 2004, we had 6,395,357 shares of common stock outstanding.

The following sets forth the number of our $0.001 par value common stock beneficially owned by (i) each person who, as of June 30, 2004, was known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors, and (iii) our Officers and Directors of the Registrant as a group.

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Entrepreneur Investments, LLC (1)	118,500 shares	1.85%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
JW Holdings Cor. (1)	600,000 shares	9.38%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
5% or more Beneficial Ownership	718,500 shares	11.23%
Officers and Directors as a Group	718,500 shares	11.23%

(1) James H. Watson, Jr., the current President and CEO of 1st Net Technologies, Inc. is the managing member of Entrepreneur Investments, LLC, and also the President and sole shareholder of JW Holdings Corp.

Total number of shares of common stock issued and outstanding at record-date is 6,395,357; these shares are held by 203 shareholders of record with the Company’s transfer agent.

All ownership is beneficial and of record except as specifically indicated otherwise. Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all reports required to be filed pursuant to rule 16a-3(e) were filed for the most recent fiscal year.

DIRECTORS, OFFICERS, AND COMMITTEES

The following sets forth the names of the officers and directors of 1st Net Technologies, Inc.

NAME	POSITION	TENURE

James H. Watson, Jr.	President and Chairman	(1)
1869 W. Littleton Boulevard	CEO, CFO, and Director
Littleton, Colorado 80120
Daniel Nye	Director	since 1/24/2002
1869 W. Littleton Boulevard
Littleton, Colorado 80120

(1) James H. Watson, Jr. has served as President since December 2000, as Chief Executive Officer and Chairman of the Board of Directors since June 30, 1999, and has been a member of the Board of Directors since 1997.

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of 1st Net Technologies, Inc., as pertaining to vacancies, shall hold office until his successor is elected and qualified.

The officers serve at the discretion of the Company's Directors. There are no familial relationships among the officers and directors, nor are there any arrangements or understanding between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Committees

The Board of Directors held no meetings during the year ended December 31, 2003, but conducted board activities through unanimous consent board resolutions in lieu of meetings.

We have no committees of the Board of Directors.

Audit Committee

All members of our Board of Directors perform the responsibilities of the Audit Committee; providing oversight of the Company’s accounting functions and internal controls.

Executive Compensation Committee

All members of our Board of Directors performed the responsibilities of the Executive Compensation Committee, and participated in deliberations and made decisions concerning executive officer compensation during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

Nominating Committee

All members of our Board of Directors acted as the Nominating Committee, and participated in deliberations and made decisions concerning director nominations during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE
			Annual Compensation			Award(s)	Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($CAD)	($)	(#)	($)	($)

James H. Watson, Jr.	2003	0	0	0	0	0	0	0
President and CEO	2002	0	0	0	0	0	0	0

As of August 12, 2004, 1st Net Technologies, Inc. had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us.

1st Net Technologies, Inc. does not pay members of the Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

Compensation of Directors

There was no compensation paid to any directors of 1st Net Technologies, Inc. as director’s fees.

Employment, Management and Consulting Agreements

No employment, managing or consulting agreements currently exist with any officer or employee.

1st Net Technologies, Inc.

1869 W. Littleton Boulevard Littleton, Colorado 80120

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

OF

1ST NET TECHNOLOGIES, INC.

     THE UNDERSIGNED hereby appoints and constitutes James H. Watson, Jr. as his true and lawful agents and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders to be held at the Company’s principal executive offices, 1869 W. Littleton Boulevard, Littleton, Colorado 80120, on October 5, 2004 at 10:00 a.m., local time, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof, and on all matters coming before said meeting.

     Management recommends a vote FOR items 1 through 5 and SHARES WILL BE VOTED UNLESS YOU INDICATE OTHERWISE:

1.  Approval of the following individuals to serve on the Board of Directors:

Allan J. Ligi	FOR	AGAINST	ABSTAIN

Richard B. Matulich	FOR	AGAINST	ABSTAIN

Dennis LaVorgna	FOR	AGAINST	ABSTAIN

Donald A. Nunn	FOR	AGAINST	ABSTAIN

Arnold C. Ligi	FOR	AGAINST	ABSTAIN

Brian Bussanich	FOR	AGAINST	ABSTAIN

2.	Increasing the Board of Directors to six (6) positions.
	FOR	AGAINST	ABSTAIN

3.	Increasing the Common Shares authorized to Ninety Million (90,000,000).
	FOR	AGAINST	ABSTAIN

4.	Approval of the reorganization of VOS Systems, Inc. into 1st		Net Technologies, Inc.
	FOR	AGAINST	ABSTAIN

5.	Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Meeting at this time.
	FOR	AGAINST	ABSTAIN

Dated: _________________________________, 2004

(Printed name of Shareholder)

(Signature of Shareholder)

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By A Duly Authorized Officer.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE

PROPOSITION.